EMPOWER FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Rebecca L. Kourlis, a member of the Board of Directors of Empower Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute either in writing or electronically, registration statements of Empower Funds, Inc. on Form N-1A (File No. 2-75503 and 811-03364), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April 2026.

/s/ Rebecca L. Kourlis
Rebecca L. Kourlis
Member, Board of Directors
Empower Funds, Inc.

EMPOWER FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Juan Jesus Salazar, a member of the Board of Directors of Empower Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute either in writing or electronically, registration statements of Empower Funds, Inc. on Form N-1A (File No. 2-75503 and 811-03364), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April 2026.

/s/ Juan Jesus Salazar
Juan Jesus Salazar
Member, Board of Directors
Empower Funds, Inc.